SCHWAB STRATEGIC TRUST

(the Trust)

Schwab® Ariel Opportunities ETF
(formerly, Schwab® Ariel ESG ETF)

(the fund)

Supplement dated June 12, 2026, to the fund’s currently effective Summary Prospectus, Statutory Prospectus, and Statement of Additional Information (SAI)

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Statutory Prospectus, and SAI and should be read in conjunction with these documents.

At a meeting held on June 10, 2026, upon the recommendation of Charles Schwab Investment Management, Inc. (“CSIM”), the investment adviser to the fund, the Board of Trustees of the Trust approved a proposal to close and liquidate the fund. The fund will be liquidated and dissolved on or about July 24, 2026 (the “Liquidation Date”).

The fund will cease trading on the NYSE Arca, Inc. (“NYSE”) as of the close of regular trading on the NYSE on July 17, 2026 (the “Closing Date”), at which point the fund’s shares will be delisted. The fund will not accept creation orders after the Closing Date.

Shareholders may sell their fund shares on the NYSE through the Closing Date (customary brokerage charges may apply). Between the Closing Date and the Liquidation Date, shareholders may not be able to sell their shares and there can be no assurance that there will be an active trading market for fund shares during this time.

On the Liquidation Date, the fund will redeem all of its outstanding shares at their net asset value, and proceeds of the liquidation will be sent to shareholders promptly after the Liquidation Date. On the Liquidation Date, all outstanding shares of the fund will be cancelled, and the fund will cease operations.

In anticipation of the liquidation of the fund, Ariel Investments, Inc., the fund’s subadviser, will manage the fund in a manner intended to facilitate its orderly liquidation. As a result, from the date of this supplement until the Liquidation Date, it should be expected that all or a portion of the fund may not be invested in a manner consistent with its stated investment objective and strategies in preparation for the final liquidating distribution to shareholders, which may adversely affect fund performance. In addition, as of July 13, 2026, CSIM will voluntarily waive the unitary advisory fee for the fund until the Liquidation Date.

On or as soon as practicable following the Liquidation Date, the fund will distribute the net asset value per share in cash, pro rata, to all shareholders who have not previously redeemed or sold their shares after the fund has paid or provided for all of its charges, taxes, expenses and liabilities, including certain operational costs of liquidating the fund (the “liquidating distribution”). Any liquidating distribution, if applicable, may be an amount that is greater or less than the amount a shareholder might have received if they sold their shares on the NYSE prior to the Liquidation Date. This liquidating distribution may result in a taxable event for shareholders that are subject to federal income tax, depending on their individual circumstances. Prior to the Liquidation Date, the fund may, in its discretion, declare and pay distributions of net investment income, if any, and/or net realized capital gains, if any, which may be in addition to its regular quarterly distribution schedule. Any undistributed amounts will be included in the final liquidating distribution. Shareholders should consult their own tax advisors about any tax liability resulting from the liquidation.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

REG131080-00 (06/26)
00326519